UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 5, 2005


                                 SIRICOMM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                  62-1386759
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                  File No.)            Identification No.)


     2900 Davis Boulevard, Suite 130          Joplin, Missouri        64804
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(Address of principal executive offices)      (City and State)      (Zip Code)


                                 (417) 626-9961
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              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

         On January 5, 2005 the Company issued an aggregate of 85,000 shares of its Common Stock upon the exercise of a like number of warrants, exercisable at $2.00 per share. The warrants were originally issued in January 2004 pursuant to a private placement of the Company's units consisting of common stock and warrants.

         As an inducement to the investors exercising their warrants, the Company issued an aggregate of 63,750 new warrants to the investors. The new warrants entitle the holders to purchase shares of the Company's common stock reserved for issuance thereunder for a period of five years from the date of issuance at an exercise price of $2.40 per share. The warrants contain anti-dilution rights and are redeemable by the Company, in whole or in part, on terms specified in the warrants.

         As a further inducement to the investors exercising their warrants, the Company also agreed to file with the Securities and Exchange Commission a Registration Statement covering the shares purchased by each investor as part of the units, the shares issued upon exercise of the warrants and the shares underlying the new warrants.

         The securities discussed above were offered and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder. Such securities were sold exclusively to accredited investors as defined by Rule 501(a) under the Act.

Item 9.01 Financial Statements and Exhibits

         c) Exhibits

                  10.1     Form of Common Stock Purchase Warrant
                  10.2     Form of Registration Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM, INC.
                                                   (Registrant)


Date: January 6, 2005                              By: /s/ Henry P. Hoffman
                                                      --------------------------
                                                      Henry P. Hoffman
                                                      Chief Executive Officer

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